 EX‑33.9

(logo) NORTHMARQ

February 6, 2017

Management’s Report on Assessment of 2016 Compliance by NorthMarq Capital, LLC

With Regulation AB Servicing Criteria

NorthMarq Capital, LLC (the Asserting Party) is responsible for assessing its compliance as of and for the year ended December 31, 2016 (the “Reporting Period”) with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations The assessment concerns the Asserting Party’s servicing efforts for its servicing “Platform,” which consists of all the commercial loans serviced by the Asserting Party that are (1) associated with any registered offering of asset-backed securities commencing with an initial bona fide offer after December 31, 2005, or (2) encompassed by contractual obligations to perform Regulation AB reporting (see Exhibit A for a complete list of the Asserting Party’s Platform loans and Exhibit B for a complete list of the Asserting Party’s Platform pools by investor pool).

The Asserting Party is responsible for assessing its compliance with the servicing criteria applicable to it. The Asserting Party used the criteria in paragraph (d) of Section 1122 of Regulation AB (17 C.F.R.229.1122) to assess its compliance.

The Asserting Party has engaged a vendor to perform specific and limited lockbox activities in relation to Servicing Criterion (d)(2)(i). The Asserting Party has also engaged a vendor to perform specific, defined legal work, and a vendor to perform specific force-placed insurance work, both vendors’ efforts occurring in relation to Servicing Criterion (d)(1)(ii) as of and for the year ended December 31, 2016. The Asserting Party elects to take responsibility for assessing these vendors’ compliance with Servicing Criterion (d)(1)(ii) and (d)(2)(i).

The Asserting Party has also engaged a vendor to perform generalized work related to performing tax searches, payment of taxes, reporting of tax information, and issuance of flood insurance certifications. The Asserting Party requires this vendor to provide to the Asserting Party a Report on Assessment of 2016 Compliance With Regulation AB Servicing Criteria, as the means of assessing the vendor’s compliance with Servicing Criterion (d)(1)(ii).

The Asserting Party has assessed its compliance with the applicable servicing criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the applicable servicing criteria as of December 31, 2016, and for the Reporting Period with respect to the Platform taken as a whole.

RSM US LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the applicable servicing criteria for the reporting period as set forth in this assertion.

3500 AMERICAN BLVD W,  SUITE 500  MINNEAPOLIS, MN 55431  T 952.356.0100  northmarq.com

Regulation AB Section 229.1122(d) Servicing Criteria

Regulation AB Reference
Servicing Criterion

1122(d)(1)(i)

Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(1)(ii)

If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(1)(iii)

Any requirements in the transaction agreements to maintain a backup servicer for the mortgage loans are maintained.

Applicability/Compliance:

Not applicable.

1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(1)(v)

Aggregation of information , as applicable, is mathematically accurate and the information conveyed accurately reflects the information

Applicability/Compliance:

Applicable. Compliant.

1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts within no more than two business days of receipt, or such other number of days specified in the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(2)(ii)

Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances are made, reviewed and approved as specified in the transaction documents.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements . For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(2)(vi)

Unissued checks were safeguarded so as to prevent unauthorized access.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities-related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(3)(i)(A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are prepared in accordance with time frames and other terms set forth in the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(3)(i)(B)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports provide information calculated in accordance with the terms specified in the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(3)(i)(C)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are filed with the Commission as required by its rules and regulations.

Applicability/Compliance:

Not applicable.

1122(d)(3)(i)(D)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports agree with investors or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the servicer.

Applicability/Compliance:

Not applicable.

1122(d)(3)(ii)

Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreements.

Applicability/Compliance:

Not applicable.

1122(d)(3)(iii)

Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.

Applicability/Compliance:

Not applicable.

1122(d)(3)(iv)

Amounts remitted to investors per the investor reports agree with canceled checks, or other form of payment, or custodial bank statements.

Applicability/Compliance:

Not applicable.

1122(d)(4)(i)

Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(ii)

Pool assets and related documents are safeguarded as required by the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(iii)

Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e g., escrow) in accordance with the related pool asset documents.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(v)

The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the time frames or other requirements established by the transaction agreements.

Applicability/Compliance:

Not applicable.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(ix)

Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds were returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(xiv)

Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Applicability/Compliance:

Applicable. Compliant.

1122(d)(4)(xv)

Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Applicability/Compliance:

Not applicable.

February 6, 2017

/s/ Eduardo Padilla

Eduardo Padilla

Chief Executive Officer

/s/ Michael J. Myers

Michael J. Myers

Chief Operating Officer

/s/ Travis Krueger

Travis Krueger

Chief Financial Officer

/s/ Bert Libke

Bert Libke

Senior Vice President and Director of Servicing

Exhibit A

Asserting Party’s 2016 Servicing Platform by Loan

Loan #	Loan Name	Pool
140436	Townhomes, LLC	LBUBS 2006-C3
140440	Macks, LLC	LBUBS 2006-C3
140443	Corner Kick, LLC	LBUBS 2006-C3
140452	Eagle Point Lake Elmo, LLC, et al.	Comm 2006-C7
140471	Duck Hill, LLC	WBCMT 2006-C27
140475	Victor Hugo Boulevard LLC	LB-UBS 2006-C7
140477	Drake Building LLC	WBCMT 2006-C28
140495	Bellwood LLC	WBCMT 2006-C28
140496	IRET-MR9, LLC	Citi 2006-C5
140510	Minnesota River Properties, LLC	2007-CIBC18
140512	RBP Realty, LLC	WB 2007-C30
140514	Atrium LLC	WB 2007-C30
140518	Energy Park, LLC	LB-UBS 2007-2
140519	Creekside Realty Associates, LLC	LB-UBS 2007-2
140524	Parkway Place, LLC	WB 2007-C31
140525	Burnsville Medical Building, LLC	WB 2007-C31
140527	Eastern Heights LLC	ML CFC 2007-7
140543	7-Hi Retail LLC	CGCMT 2008-C7
140544	Burnsville Service Center, LLC	2007-GG11
140791	TPG Real Estate, LLC	MSCI 2015-MS1
140795	Fulton 1144 Owner LLC	COMM 2015-LC21
140801	900 Washington Hotel LLC	COMM 2015-LC21
150283	Forty West Partners, LLC	WF 2006-HQ9
150297	Bremerton Pharmacy Associates LLC	2007-CIBC18
150320	Wachovia Defeasance COBALT 2007-C2 III	Cobalt 2007-2
150325	Suburban Partners, L.P.	WB 2007-C32
150327	BHI-SEI St. Louis, LLC	WB 2007-C32
150446	Fashion Square SPE, LLC	UBS-BB 2012-C4
150458	La Frontera Village, L.P.	MSBAM 2013-C10
150467	Enclave 1 LLC	JP 2013-C14
150471	Rudman Building Owner SPE LLC	JPMBB 2013-C15
150476	Sansone Fenton Plaza, LLC	MSBAM 2014-C15
150482	Emerald Crossing, LLC	MSBAM 2014-C16
150489	Bamboo Woodcrest Holdings, LLC	JPMBB 2014-C23
160259	CPM Benson, LLC	LBUBS 2006-C1
160270	Everest Bayberry, LP	LBUBS 2006-6
160272	Tallgrass Shopping Center SPE, LLC	LBUBS 2006-C4
160275	Riverside Associates, L.L.C.	JPM 2006-LDP7
160290	Sunset Plaza Acquisition, LLC	MSCI 2007-HQ11
170592	PMPC, LLC	CGCMT 2006-C4
170619	Foothill Green LLC	LBUBS 2006-C4
170620	Chambers Point, LLC	LBUBS 2006-C4
170666	B-SKEE LLC	Bear 2007-TOP26
170673	WGAFF II, LLC	LB-UBS 2006-C7
170680	CTC Office, LLC	LB-UBS 2006-C7
170682	Stoneybrook Investments SPE, LLC, et al.	MSCI 2007-HQ11
170685	ASM Pearl, LLC	LB-UBS 2007-1
170700	Wachovia Defeasance MSCI 2007_HQ12 Ill L	MS 2007-HQ12
170724	Meadows Partners LLC	MS 2007-TOP27
170730	Columbine Valley LLC	LBCMT 2007-C3
170733	Plains Point LLLP	JPMCC 07-CIBC19
170746	Stapleton Storage LLC	LBUBS 2007-6
171012	Trinity SO PTN, L.P.	GS 2012-GCJ7
171033	Lakewood Village Phase I, LLC	UBS 2012-C3
171039	ES Got Storage Utah, LLC	CGCMT 2012-GC8
171047	Denver Corporate Center I, LLC	MSBAM 2012-C6
171056	MIMG XXVI Chelsea Park LLC	GSMS 2012-GCJ9
171057	Walnut Creek Lot 5, LLC	MSBAM 2012-C6
171102	Falcon Storage Partners, LLLP	GSMS 2013-GCJ14
171136	Preserve Casper II LLC	GSMS 2014-GC20
171156	MIMG XXV EXECUTIVE TOWERS, LLC	JPMBB 2014-C22
171160	MIMG LXI AUBURN PLACE SUB, LLC	JPMBB 2014-C22
171175	BMP South LLC	CGCMT 2015-GC27
171176	BMP Northeast LLC	JPMBB 2014-C26
171203	34 Marketplace II, LLC	COMM2015-CCRE24
171204	Colorado Technology Center Portfolio LLC	MSBAM 2015-C25
180542	Embassy Plaza, L.L.C.	WB 2006-C25
180543	Plaza Del Oro, L.L.C.	WB 2006-C25
180544	La Colonia Seis Apartments, L.L.C.	WB 2006-C25
180546	Med-One, L.L.C.	BACM 2006-2
180548	Princess Medical Center, LLC	CSFB 2006-4
180556	SFB Shops at Civic Center, LLC	JPMCC 06 CIBC16
180558	LNR Partners, LLC	BACM 2006-5
180574	Devonshire Development Company, LLC	2007-CIBC18
180589	HTA-Phoenix Medical Center, LLC	CSMC 2007 C-4
180690	Barclay Holdings XXI, L.L.C.	WFRBS 2012-C6
180711	Sonora Village Investors LLC	CGCMT 2012-GC8
180721	Rooney Ranch, LLC	WFCMS 2012-LC5
180791	8271 Town Park Communities LP	GSMS 2014-GC18
180792	1804 Rundberg Communities LP	CGCMT 2014-GC19
180808	Barclay/Texas Holdings II, L.P.	CGCMT 2014-GC23
180809	Eisenberg Eagle Pad 17, LLC	COMM 2014-UBS4
180811	Barclay Holdings XVIII-A, LLC	GSMS 2014-GC24
180813	Barclay Holdings XLI, LLC	CGCMT 2014-GC25
180814	Barclay Anthem, L.P.	CGCMT 2014-GC25
180815	Barclay Holdings XXXIV, LLC	CGCMT 2014-GC25
180816	Barclay Holdings XLVII, LLC	CGCMT 2014-GC25
180840	Campus CMH, LLC	GSMS 2015-GC28
180857	Foothills Shopping Center, L.L.C.	WFCM 2015-C29
180883	Yarbrough Plaza Development LLLP	CSAIL 2015-C4
200814	Redhill lnvestments, LLC	LBUBS 2006-C4
200824	Advanced Group 2000-72	WB 2006-C25
200838	Cinema Drive Investors, LLC	LBUBS 2006-6
200839	Wachovia Defeasance LB-UBS 2006-C6 III	LBUBS 2006-6
200842	Bear Valley Plaza LLC	LBUBS 2006-6
200853	Westward Ho Manor, LLC	WBCMT 2006-C28
200854	Wachovia Defeasance COBALT 2006-C1 III L	Cobalt 2006-C1
200867	Dae Won LLC	LB-UBS 2007-1
200877	H.A. Los Mares Plaza, LLC	CSCMT 2007-C2
200879	H & A Properties, L.P.	CITI 2007-6
200891	Park Plaza II, LTD	WB 2007-C30
200892	Granite Twin Pines, Ltd.	WB 2007-C30
200895	The Grove Business Park 1, LLC	LB-UBS 2007-1
200903	Temple Pomona LLC	LB-UBS 2007-2
200904	Advanced Group 98-71	WB 2007-C30
200910	Las Palomas Associates II, LLC	LB-UBS 2007-2
200939	Mar Canyon Torrance, LLC	BACM 2007-3
200945	Advanced Group 03-80	WB 2007-C32
201213	Parkway Financial Group LLC	WFRBS 2012-C7
201221	Selma Square LLC	WFRBS 2012-C8
201234	Calave Partners, LP	WFRBS 2012-C10
201249	Brentwood on Wilshire, LLC	MSBAM 2013-C7
201250	Maryland Park Place, LLC	GSMS 2013-GC10
201262	Simi-Veto, LLC	WFRBS 2013-C13
201281	Brentwood Gateway LLC	WFRBS 2013-C14
201284	The ASV Family Limited Liability Limited	GSMS 2013-GCJ14
201329	460 Canon, L.P.	WFRBS 2013-C17
201338	II Knollwood Plaza, LP	CGCMT 2014-GC19
201341	1111 Country Club Drive LLC	JPMBB 2014-C18
201376	VMA La Paz Holding Company, LLC	COMM 2014-UBS4
201377	VMA Alicia Holding Company, LLC	COMM 2014-UBS4
201378	VMA Harbor Place Holding Company, LLC	COMM2014-CCRE19
201386	Annenberg Limited Partnership	JPMBB 2014-C23
201387	Maui Harbor Shops LP	JPMBB 2014-C22
201401	Topanga & Victory Partners L.P.	WFRBS 2014-C24
201406	Fairway Business Center LP	CGCMT 2015-GC27
201416	Mayfield Savannah, LLC	WFRBS 2014-C25
201419	North Natomas Town Center, LLC	CGCMT 2015-GC27
201420	JS SJK L.P.	JPMBB 2014-C26
201425	Lakewood Marketplace LLC	MSBAM 2015-C21
201441	San Clemente Professional Plaza L.P.	JPMBB 2015-C28
201446	Centennial PHD LLC	CSAIL 2015-C2
201453	Jax Park LLC	MSCI 2015-MS1
201457	Landmark Towers Office Building, LLC	MSBAM 2015-C25
201460	City Storage of Van Nuys, LP	MSBAM 2015-C24
201463	Pacific PETC-Miami LLC	JPMBB 2015-C31
201465	Skyline La Puente 26 Partners, LLC	JPMBB 2015-C30
201470	Crescenta Valley Mini Storage, L.P.	MSBAM 2015-C25
201497	JKS-Lakeview, LP	JPMBB 2015-C31
201530	Liberty Square Associates Limited	JPMCC 2015-JP1
201531	El Paseo Plaza Partners, LLC	CSAIL 2015-C4
201548	RHA Partners, LTD.	WFCM 2015-P2
210526	Wachovia Def. LB-UBS 2006-C1 III, LLC	LBUBS 2006-C1
210592	Blount 4th Street Property LLC	CSFB 2006-C5
210640	Fuqua Retail Center, LLC	Bear 2007-TOP26
210643	Gallery Partners, LTD	LB-UBS 2007-2
210645	Potranco Center Partners, LP	MS 2007-HQ12
210678	Sunridge I, LLC, et al.	LBUBS 2007-6
211140	Timbers of Pine Hollow, LLC	JPMCC 2012-CIBX
211155	Northwest Miami Gardens, L.P.	JPMCC 2012-CIBX
211159	CITYCENTRE Hotel Partners, L.P.	JPM 2012-C8
211169	Falls of West Oaks, LP	JPM 2012-LC9
211170	KCTC, Inc.	UBS-BB 2012-C4
211191	Key West Village, LP	JPM 2013-C10
211248	Hunters Cove Apartments, LLC	JPMCC 2013-C16
211276	Houma HPA LLC	CGCMT 2014-GC23
211305	One Pine Apartments, LLC	CGCMT 2015-GC27
211311	Witte Investors LLC	COMM 2015CCRE27
211333	Parkwood Holdings, LTD.	JPMBB 2015-C31
222232	Sierra Court Partners, LP	CD 2006-CD3
222391	AST-CGMT 2006-C4, LLC	CGCMT 2006-C4
222394	Securlock at The Colony, Ltd.	Comm 2006-C7
222395	SB DFZ BACM 2006-3 B Holdings, LLC	BACM 2006-3
222401	SB DFZ JPMCC 2006-CB15 Holdings, LLC	JPM 2006-CIBC15
222403	Valence Electron, LLC, et al.	LBUBS 2006-C4
222419	Florida World Properties, LLC	BACM 2006-4
222429	DHC JPMCC 06 CB16 Master Defeasance-D,	JPMCC 06 CIBC16
222450	Northern Lights Holdings, LLC	WF 2006-HQ10
222456	7071/CC, LLC	LB-UBS 2006-C7
222479	StoreSmart of Conway, LLC, et al.	BACM 2007-1
222484	Three Parkway, LLC	2006-CIBC17
222506	M&A Texas Lancaster, Ltd	GE 2007-C1
222513	Omni Lookout Ridge, LP	LB-UBS 2007-2
222520	Hertz Cleveland 600 Superior, LLC	2007-CIBC18
222524	Texcan Ventures III, Ltd.	LB-UBS 2007-2
222550	TDA-CGCMT 2007-C6, LLC	CITI 2007-6
222556	Rainier GM Virginia Acquisitions, et al.	BACM 2007-4
222670	Wachovia Defeasance LB-UBS 2007-C7 III	LB-UBS 2007-7
223089	BH Briarlake Plaza Owner, LLC	MSC 2011 - C3
223161	220 Overton Apts. Dallas, LLC	UBS 2012-C1
223178	Behringer Harvard NorthPoint LP	UBS-B 2012-C2
223197	WDS Green Oaks, LP	CGCMT 2012-GC8
223232	121-Denton Tap Plaza, Ltd.	GSMS 2013-GC10
223259	Coit-LBJ, Ltd.	GSMS 2013-GC10
223281	KRG Chapel Hill Shopping Center, LLC	MSBAM 2013-C9
223293	Frisco Corners LP	GSMS 2013-GCJ12
223338	ASG Preston Creek Retail Center, Ltd.	CGCMT 2013-GC15
223385	Hopkins Marsh Lane Plaza, L.P.	MSBAM 2013-C13
223398	Haw River Holdings, LLC	CGCMT 2014-GC21
223437	Braker Flex LLC	GSMS 2014-GSFL
223439	Hopkins Preston Trail Plaza, L.P.	MSBAM 2014-C16
223441	AWSV, LP	COMM 2014-UBS4
223447	Trails of Walnut Creek, LLC	COMM 2014-UBS4
223475	Texas Eclectic Properties, LLC	COMM2014-CCRE20
223486	National Income Properties DST III	JPMBB 2014-C24
223514	Add West Illinois LLC	JPMBB 2015-C28
223570	5949 Broadway, Ltd.	MSBAM 2015-C21
223574	Canyon Sanger Properties, LLC	MSBAM 2015-C21
223586	Crossett Development I, LLC	JPMCC 2015-JP1
223607	Pleasant Run Apartments, LLC	JPMBB 2015-C30
223630	Midway Commons, Ltd.	JPMBB 2015-C31
230153	ARHC AMNNHWI01, LLC	GSMC 2007-GG9
230154	ARHC AMTRVW101, LLC	GSMC 2007-GG9
230155	ARHC AMHTDWI01, LLC	GSMC 2007-GG9
230319	Dhaliwal Killeen Hotel Properties LLC	MSC 2011 - C3
230414	Gulf Freeway Quality Hotel, Inc.	MSBAM 2014-C16
230442	ASHH, LLC	JPMBB 2015-C29
240390	BRCP Civic Center Drive, LLC	BACM 2006-1
240400	Cooper House LLC	BACM 2006-2
240412	AST-CSFB 2006-C4, LLC	CSFB 2006-4
240422	325 W. Adams St., LLC	2007-C1
240433	Lampert at 25500 Industrial Blvd., LLC	CSFB 2006-C5
240456	VMF CenterCal, LLC	BACM 2007-2
240474	WW Southport, LLC	2007-GG11
240663	ALCOA EXCHANGE, LLC	WFRBS 2014-C19
240669	Castlerock Ill, LLC	WFRBS 2014-C19
240676	Camden Village LLC	WFRBS 2014-C23
240692	Fontana Hotel Group, LLC	COMM 2014-UBS6
240697	MT DIABLO-ALBERTA STORAGE LLC	GSMS 2014-GC26
240712	Eastmont Office Owner, LLC	JPMBB 2015-C32
240715	GRM HISF, LLC et al.	CSAIL 2015-C2
240720	Fontana Retail Group, LLC	CSAIL 2015-C4
240727	Octagon Capital Group, LLC	COMM2015-CCRE25
240734	Terrapin Mill Valley Investments, LLC	CSAIL 2015-C3
240756	Burndout RE NM, LLC	COMM 2015-LC23
240758	Terrapin 1250 Bayshore Property Owner	MSCI 2015-UBS8
250119	ILD Lakeside, LLC	GS 2012-GC6
250132	R.I. Heritage Inn of Dayton, Inc.	UBS 2012-C1
250136	R.I. Heritage Inn of Corona, Inc.	UBS 2012-C1
250137	C.Y. Heritage Inn of Rancho Cucamonga	UBS 2012-C1
250138	Heritage Inn of Rancho Cucamonga, Inc.	UBS 2012-C1
250139	H.W. Heritage Inn of Rancho Cucamonga, I	UBS-BB 2013-C5
250142	Midwest Heritage Inn of San Bernardino	UBS 2012-C1
250165	Clocktower Shopping Center Limited Partn	UBS-B 2013-C6
280077	VSHS, LLC	MSBAM 2012-C6
280083	OF 09 Hacienda, LLC	MSBAM 2012-C6
280095	Gaslamp Portfolio Management LLC	UBS-BB 2012-C4
280096	Wachovia Defeasance UBS-Barclays 2012-C4	UBS-BB 2012-C4
280103	8110 Aero Drive Holdings, LLC	JP 2013-C14
280112	71286JMJ LLC	JPMBB 2013-C15
280113	WOP Ashwood, LLC	JPMBB 2013-C17
280114	WOP Meadowbrook, LLC	JPMBB 2013-C17
280115	WOP Parkside, LLC	JPMBB 2013-C17
280116	VC PalmsWestheimer LLC	JPMBB 2013-C17
280123	Madison Square Shopping Center Inc.	JPMCC 2013-C16
280149	Grand Host, Inc.	JPMCC 2014-C20
280151	New Suerte Lakeside, LLC	MSBAM 2014-C17
280153	NetREIT Fargo, LLC	JPMBB 2014-C21
280156	CAZ 3 DE LLC	COMM 2014-UBS5
280157	Dared 88 DE LLC	COMM 2014-UBS5
280158	Jela, LLC	JPMBB 2014-C25
280159	NetREIT Union Terrace, LLC	CGCMT 2015-GC27
280163	NetREIT Presidio LLC	MSBAM 2015-C20
280164	Allred Hampton DE LLC	COMM2014-CCRE20
280176	Eastlake Village Ventures LLC	CGCMT 2015-GC27
280184	NetREIT UTC, LLC	CGCMT 2015-GC27
280185	NetREIT Centennial, LLC	CGCMT 2015-GC27
280186	United Center, LLC	MSBAM 2015-C22
280188	NetREIT Arapahoe, LLC	JPMBB 2015-C27
280190	NetREIT Yucca Valley 2, LLC	GSMS 2015-GC30
280197	Sunrise Plaza, LLC	BACM 2015-UBS7
280207	NetREIT Westminster, LLC	JPMBB 2015-C32
280208	NetREIT West Fargo, LLC	MSBAM 2015-C25
280213	NetREIT Genesis, LLC	GSMS 2015-GC34
290048	Rowen Burlington OPCO,LLC	MSBAM 2012-C5
290089	P R & F Limited Partnership II	JPMCC 2013-C16
290095	Bellwether Harbor Investments LLP	MSBAM 2014-C16
290115	Ashton Princess Property, LLC	CSAIL 2015-C2
300007	Brass Atrium 2013, LLC	CGCMT 2013-GC17
300013	Laodice 1101, LLC	JPMBB 2014-C22
300016	Ceraon 3002, LLC	GSMS 2015-GC30
310000	JLTH at North GP, LLC	JPMBB 2013-C12
310118	B/L Flamingo, LLC	GSMS 2015-GC32
320031	Bark River Joint Venture, LLC	MSBAM 2012-C6
330065	1738 House, LLC	LBUBS 2007-6
330137	MA Industrial Taunton LLC	GSMS 2013-GCJ12
330149	Franklin Village North Apartments, Inc.	CGCMT 2013-GC15
330151	SWP River Chase, LLC	CGCMT 2013-GC15
330210	Bucyrus Hospitality, LLC	MSBAM 2015-C22
340090	432 North Franklin Properties, LLC	2007-GG10
340100	Dan-Lynn of New Hampshire, LLC	CITI 2007-6
340101	Trason-Lowes, LLC	CITI 2007-6
340261	VV II, L.L.C.	UBS 2012-C3
340272	Cayuga Professional Center, LLC	CGCMT 2013-GC15
340302	Northwoods Apartments Realty LLC	WFCM 2014-LC18
343316	Del 3750 Monroe Avenue Associates, LLC	JPMBB 2015-C31
343319	Del 192 Mill Street Realty, LLC	JPMBB 2015-C31
360054	Delray Realty Associates LLC	CD 2006-CD3
360059	DanPar Associates, LP	LB-UBS 2007-1
360075	53 Church Hill Road, LLC	2007-GG10
360086	30 Community Drive LLC	CGCMT 2008-C7
370059	TDA-CD 2006-CD3, LLC	CD 2006-CD3
370060	Middle Neck Road Associates	CD 2006-CD3
370075	175 lnLaw LLC	GSMC 2007-GG9
370079	Glen Cove Road Realty Associates, LLC	CITI 2007-6
380271	CV Summerhill LLC	WFRBS 2012-C6
380299	Melville Equity Partners, LLC	WFCMS 2012-LC5
380343	Beethoven Apartments, LLC	GSMS 2013-GCJ12
380390	JFK Hotel Partners LLC	WFRBS 2013-C18
380411	Yale Virginia Beach Associates LLC	JPMBB 2014-C21
380417	NWJ Chesterfield Apartments LLC	JPMBB 2014-C21
380418	Stuart Court Apartments, LLC	JPMBB 2014-C21
380434	TLG Newington, LLC	JPMBB 2014-C26
380439	R9 Partners, LLC	WFCM 2014-LC18
380448	KBR-LRC Madison Park, LLC	WFRBS 2014-C25
380465	Jacksonville Family Center, LLC	CGCMT 2015-GC29
380467	NYTX Hospitality LLC	WFCM 2015-C26
380473	Yale Orangeburg, LLC	JPMBB 2015-C29
380480	Winta Asset Management LLC	WFCM 2015-NXS2
390105	600 WHP, LLC	2006-LDP6
390127	Hillside Realty Associates, LP	JPMCC 06 CIBC16
390134	SBH-Donato A&B, LLC	JPMC 2006-LDP8
390139	Cedar Rose Associates, LLC	Goldman 2006GG8
390150	Canfield Business Park Associates, LLC	2007-CIBC18
390151	Mountain Ridge Business Park, LLC	2007-CIBC18
390154	Henderson 27, LLC	2007-CIBC18
390158	Genvest Corporation	2007-CIBC18
390159	New Monmouth/35, LLC	2007-CIBC18
390171	Wharton Commerce Center, L.L.C.	JPMC 2007-LDP11
390181	The Wrong Way LLC	MS 2007-1Q16
390191	Roundhill Spruce, LLC & Big Spruce, LLC	MS 2007-1Q16
390217	Jefferson Plaza Venture LLC	JPMC 2008-C2
390218	447 Old Swede Holdings, LLC	JPMC 2008-C2
400061	Moradi Enterprises, LLC	2007-CIBC18
400150	RRG Fredonia Apartments LLC	GSMS 2013-GC10
400155	Stephens City DDGF, LLC	MSBAM 2013-C10
400159	Dack-Carbon Associates, L.P.	JPMBB 2013-C12
400162	Water Tower Square Associates	MSBAM 2013-C12
400168	Ephrata GF, LP	MSBAM 2014-C15
400175	Lin Don Realty LLC	JPMBB 2014-C25
400177	Rap Bellefonte LLC	MSBAM 2014-C19
400178	NBC NC, LLC	JPMBB 2014-C24
410127	Barringer Foreman II, LLC	JPMCC 06 CIBC14
410137	1532 Liberty Funding, LLC	CSFB 2006-C2
410148	MSTC VIII, LLC- Grantor	CSFB 2006-C3
410149	UMES Boulevard, LLC - Grantor	2006-LDP6
410168	National East LLC & NB 3601, LLC/Grantor	2006-CIBC17
410169	Rogers 40, LLC/Grantor	JPMCC 06 CIBC16
410172	Emmorton Road Associates, LLC/ Grantor	JPMC 2006-LDP8
410189	Mequon Joint Venture, LLC- Grantor	2007-LDP10
410190	Mequon Joint Venture, LLC	2007-LDP10
410191	Waukesha Investors, LLC	2007-LDP10
410203	Riverside Corporate Center, LLC/Grantor	MLCFC 2007-6
410205	Basin Investments, LLC/Grantor	JPMCC 07-CIBC19
410208	5565 Sterrett Place, L.L.C/Grantor	CITI 2007-6
410210	5500 Cherokee Avenue, L.L.C.	CITI 2007-6
410218	Oekos Hoadly, LLC	CD 2007-CD5
410219	Seaforth Street, LLC/Grantor	CD 2007-CD5
410309	WM Acceptance LLC	GSMS 2011-GC5
410316	Lake Shore Associates, LLC/Grantor	MSC 2011 - C3
410340	GNP Partners	UBS 2012-C3
410342	BC Area 5 Lot 3C, LLC - Grantor	MSBAM 2012-C6
410352	Bestgate Corporate Center, LLC	WFRBS 2012-C9
410356	MSTC VI, LLC	MSBAM 2013-C7
410370	Universal Partnership, LLC	MSBAM 2013-C7
410383	Dellcrest Properties 2, LLC	MSBAM 2015-C21
410427	Gate APG Lot 5 Business Trust	JPMCC 2014-C20
410450	Liberty Lot 4D, LLC	JPMBB 2014-C26
410452	Liberty Investors, LLC	CGCMT 2015-GC27
410465	Riverside Technology Park I, LLC	WFCM 2015-C29
410476	Pelican Point Main Street, LLC	MSBAM 2015-C27
420164	Skyline West, LLC	JPMCC 06 CIBC16
420212	Circle Point Properties, LLC	CD 2006-CD3
420217	KCS Admiral, LLC/Grantor	JPMCC 06 CIBC16
420318	BSV Coral Hills LLC	JPMCC 07-CIBC19
420327	Neon 23 LLC	MS 2007-IQ16
420328	RA, LLC	MS 2007-IQ16
420531	LOG II, LLC, d/b/a MEMORIAL DRIVE LOG II	WFCMS 2012-LC5
420559	Aspen Club Lodge Properties, LLC	JPM 2013-C10
420581	Buckhead Hotel Properties, LLC	JPM2013-C13
420584	Plamondon Hospitality Associates, LLC	WFRBS 2013-C16
420603	Atlas West End Ft. Davis, LLC	COMM 2014CCRE15
420608	Neighborhood Investments - UVA, LP	WFRBS 2014-C19
420649	Herndon Suites, LLC	MSBAM 2015-C20
420660	Greenbrier Lodging Partners, LLC	WFCM 2015-C27
420661	Ocean One, Inc.	WFCM 2015-LC20
420673	Dynamic Investments, LLC	MSBAM 2015-C24
420692	Westview Holdings, LLC	MSBAM 2015-C25
430061	A.K. Investment Properties, LLC	2007-CIBC18
430069	Centre Green Square at Whitehall I, LLC	2007-C1
430227	Legacy Tower, LLC	CGCMT 2012-GC8
430405	Highland Business Park, LLC	MSBAM 2014-C18
430410	OT Enterprises, LLC	COMM2014-CCRE20
430418	Frost Partners, LLC	WFCM 2015-C26
430454	Crystal Industrial Park, LLC	MSCI 2015-UBS8
430460	Wakeman Family 1, LLC et al.	CSAIL 2015-C4
430461	Wakeman Family 2, LLC et al.	CSAIL 2015-C4
440108	Dillard’s Realty Associates, LLC	CD 2006-CD3
440134	SWM Westbrook, LLC	CSCMT 2007-3
440211	Bradford Office Park, LLC	GS 2012-GC6
440219	J.N. Developments, Inc.	GS 2012-GCJ7
440230	VOW, LLC	MSBAM 2013-C7
440236	Crosstown Stor-N-More Self Storage, L.L.	WFRBS 2013-C14
440241	PCC Airpark, LLC	GS 2014-GC22
440242	FGH Corporate Park, Ltd.	GS 2014-GC22
440243	Marsh Cove Somerset LLC	CGCMT 2014-GC19
440244	Festival Plaza, LLC	CGCMT 2014-GC19
440250	Peachtree Square Enterprises, LLC	COMM 2014-UBS5
440255	Checkmate Investors, Ltd.	CGCMT 2015-GC29
440271	Barbizon Associates, LLC	WFCM 2015-LC22
450058	SWM Johns Creek, LLC	CSCMT 2007-C2
450061	Deerwood Village Joint Venture, LLP	CSMC 2007 C-4
450123	Shoppes of Deerwood Lake, LLC	WFCMT 2013-LC12
450139	TVAL- Auburn LLC	GSMS 2014-GC26
450141	Chastain Partners, LLC	COMM2013-CCRE12
450144	San Jose Development Corporation	COMM 2013CCRE13
450156	Crossroads Square Limited Partnership	JPMBB 2014-C25
450160	Lake Lucina Shopping Center, Inc.	WFCM 2015-C29
450161	Gypsum Storage Development, LLC	WFCM 2015-C26
460080	SB DFZ CD 2007-CD4 Holdings, LLC	Citi 2007-CD4
460130	Sandhill Mobile Home Community, LLC	GSMS 2013-GC10
460160	The Club at Bridgemill, LLC	GSMS 2014-GC20
460165	The Shoppes at Hunter’s Creek, LLC	CGCMT 2014-GC21
460177	Colonial Square Associates, LLC	GSMS 2015-GC28
460178	8555 United Plaza, LLC	JPMBB 2014-C25
470056	Stock Aliante, LLC	GSMC 2007-GG9
470057	Sannik LLC	GSMC 2007-GG9
470080	Laramie Lithia Limited Partnership	LB-UBS 2007-2
470105	Laramie Abingdon Limited Partnership	LB-UBS 2007-7
470111	Kalyvas Group, LLC	CGCMT 2008-C7
470173	Golding United Fishhawk, Ltd.	UBS 2012-C1
470175	Dedicated (N Andrews Fl Oasis) LP	GS 2012-GCJ7
470202	VLM I, LLC	CGCMT 2013-GC17
470205	W.C.P. of Palm Bay, LLC	GSMS 2013-GCJ14
470215	Morni Ocala, LLC	WFRBS 2014-LC14
470222	Keystone Plaza, LLC	CGCMT 2013-GC17
470228	NSH Melbourne, LLC	CGCMT 2014-GC19
470230	West Run SPE, LLC	GSMS 2014-GC20
470237	Vanderbilt Commercial Group LLC	CSAIL 2015-C2
470243	New Highlands, LLC	COMM2014-CCRE20
470250	Bayshore Center Acquisition, LLC	CGCMT 2015-GC27
470253	Westwood Plaza, LLC	COMM2015-CCRE22
490142	114th Avenue, LLC	MSBAM 2014-C19
550305	RA 6800 Jericho Turnpike, LLC, et al.	CGCMT 2006-C4
2240712	Eastmont Office Owner, LLC	JPMBB 2015-C32
2390217	Jefferson Plaza Venture LLC	JPMC 2008-C2

Exhibit B

Asserting Party’s 2016 Servicing Platform by Master Servicer and Pool

Pool Name	Master Servicer
JPMCC 06 CIBC14	Berkadia Commercial Mortgage, LLC
JPMCC 06 CIBC16	Berkadia Commercial Mortgage, LLC
CD 2006-CD3	Berkadia Commercial Mortgage, LLC
MSCI 2007-HQ11	Berkadia Commercial Mortgage, LLC
2007-CIBC18	Berkadia Commercial Mortgage, LLC
2007-C1	Berkadia Commercial Mortgage, LLC
JPMCC 07-CIBC19	Berkadia Commercial Mortgage, LLC
CD 2007-CD5	Berkadia Commercial Mortgage, LLC
MS 2007-IQ16	Berkadia Commercial Mortgage, LLC
CGCMT 2008-C7	Berkadia Commercial Mortgage, LLC
GSMS 2014-GSFL	Berkadia Commercial Mortgage, LLC
BAC06001	KeyBank National Association
BACM 2006-1	KeyBank National Association
BACM 2006-2	KeyBank National Association
BAC06003	KeyBank National Association
BACM 2006-3	KeyBank National Association
BACM 2006-4	KeyBank National Association
CSFB 2006-4	KeyBank National Association
BACM 2006-5	KeyBank National Association
CSFB 2006-C5	KeyBank National Association
LB-UBS 2007-1	KeyBank National Association
BACM 2007-1	KeyBank National Association
GE 2007-C1	KeyBank National Association
BACM 2007-2	KeyBank National Association
LBCMT 2007-C3	KeyBank National Association
BACM 2007-3	KeyBank National Association
CSMC 2007 C-4	KeyBank National Association
BACM 2007-4	KeyBank National Association
GS 2012-GC6	KeyBank National Association
MSBAM 2012-C5	KeyBank National Association
JPM 2012-C8	KeyBank National Association
GSMS 2014-GC20	KeyBank National Association
COMM 2014-UBS6	KeyBank National Association
MSBAM 2015-C21	KeyBank National Association
2006-LDP6	Midland Loan Services
CGCMT 2006-C4	Midland Loan Services
CSFB 2006-C3	Midland Loan Services
Comm 2006-C7	Midland Loan Services
JPMC 2006-LDP8	Midland Loan Services
Citi 2007-CD4	Midland Loan Services
2007-LDP10	Midland Loan Services
ML CFC 2007-7	Midland Loan Services
CITI 2007-6	Midland Loan Services
CGCMT 2008-C7	Midland Loan Services
JPMC 2008-C2	Midland Loan Services
UBS 2012-C3	Midland Loan Services
JPM 2012-LC9	Midland Loan Services
MSBAM 2013-C7	Midland Loan Services
UBS-BB 2013-C5	Midland Loan Services
JPM 2013-C10	Midland Loan Services
UBS-B 2013-C6	Midland Loan Services
MSBAM 2013-C9	Midland Loan Services
JPMBB 2013-C12	Midland Loan Services
MSBAM 2013-C10	Midland Loan Services
JPM2013-C13	Midland Loan Services
JP 2013-C14	Midland Loan Services
COMM 2014CCRE15	Midland Loan Services
JPMBB 2014-C18	Midland Loan Services
COMM 2014-UBS4	Midland Loan Services
CGCMT 2014-GC23	Midland Loan Services
COMM2014-CCRE19	Midland Loan Services
GSMS 2014-GC24	Midland Loan Services
JPMBB 2014-C26	Midland Loan Services
MSBAM 2015-C20	Midland Loan Services
JPMBB 2015-C27	Midland Loan Services
CGCMT 2015-GC29	Midland Loan Services
GSMS 2015-GC30	Midland Loan Services
COMM 2015-LC21	Midland Loan Services
MSCI 2015-MS1	Midland Loan Services
GSMS 2015-GC32	Midland Loan Services
CSAIL 2015-C3	Midland Loan Services
JPMBB 2015-C31	Midland Loan Services
BACM 2015-UBS7	Midland Loan Services
COMM 2015CCRE27	Midland Loan Services
MSCI 2015-UBS8	Midland Loan Services
WFCM 2014-LC18	National Cooperative Bank, N.A.
WFCM 2015-C26	National Cooperative Bank, N.A.
WFCM 2015-C29	National Cooperative Bank, N.A.
LBUBS 2006-C1	Wells Fargo Bank, National Association
WB 2006-C23	Wells Fargo Bank, National Association
CD 2006-CD2	Wells Fargo Bank, National Association
GS 2006-GG6	Wells Fargo Bank, National Association
LBUBS 2006-C3	Wells Fargo Bank, National Association
CSFB 2006-C2	Wells Fargo Bank, National Association
WB 2006-C25	Wells Fargo Bank, National Association
JPM 2006-CIBC15	Wells Fargo Bank, National Association
LBUBS 2006-C4	Wells Fargo Bank, National Association
JPM 2006-LDP7	Wells Fargo Bank, National Association
WF 2006-HQ9	Wells Fargo Bank, National Association
WBCMT 2006-C27	Wells Fargo Bank, National Association
LBUBS 2006-6	Wells Fargo Bank, National Association
Goldman 2006GG8	Wells Fargo Bank, National Association
WBCMT 2006-C28	Wells Fargo Bank, National Association
WF 2006-HQ10	Wells Fargo Bank, National Association
Citi 2006-C5	Wells Fargo Bank, National Association
2006-CIBC17	Wells Fargo Bank, National Association
LB-UBS 2006-C7	Wells Fargo Bank, National Association
Cobalt 2006-C1	Wells Fargo Bank, National Association
GECC 2005-C2	Wells Fargo Bank, National Association
GSMC 2007-GG9	Wells Fargo Bank, National Association
WB 2007-C30	Wells Fargo Bank, National Association
MLCFC 2007-6	Wells Fargo Bank, National Association
Cobalt 2007-2	Wells Fargo Bank, National Association
Bear 2007-TOP26	Wells Fargo Bank, National Association
LB-UBS 2007-2	Wells Fargo Bank, National Association
CSCMT 2007-C2	Wells Fargo Bank, National Association
WB 2007-C31	Wells Fargo Bank, National Association
JPMCC 07-CIBC19	Wells Fargo Bank, National Association
WB 2007-C32	Wells Fargo Bank, National Association
CSCMT 2007-3	Wells Fargo Bank, National Association
JPMC 2007-LDP11	Wells Fargo Bank, National Association
2007-GG10	Wells Fargo Bank, National Association
MS 2007-TOP27	Wells Fargo Bank, National Association
MS 2007-HQ12	Wells Fargo Bank, National Association
LBUBS 2007-6	Wells Fargo Bank, National Association
2007-GG11	Wells Fargo Bank, National Association
LB-UBS 2007-7	Wells Fargo Bank, National Association
UBS-B 2012-C2	Wells Fargo Bank, National Association
MSC 2011 - C3	Wells Fargo Bank, National Association
GSMS 2011-GC5	Wells Fargo Bank, National Association
WFRBS 2012-C6	Wells Fargo Bank, National Association
UBS 2012-C1	Wells Fargo Bank, National Association
GS 2012-GCJ7	Wells Fargo Bank, National Association
JPMCC 2012-CIBX	Wells Fargo Bank, National Association
WFRBS 2012-C7	Wells Fargo Bank, National Association
WFRBS 2012-C8	Wells Fargo Bank, National Association
CGCMT 2012-GC8	Wells Fargo Bank, National Association
WFCMS 2012-LC5	Wells Fargo Bank, National Association
MSBAM 2012-C6	Wells Fargo Bank, National Association
WFRBS 2012-C9	Wells Fargo Bank, National Association
GSMS 2012-GCJ9	Wells Fargo Bank, National Association
WFRBS 2012-C10	Wells Fargo Bank, National Association
UBS-BB 2012-C4	Wells Fargo Bank, National Association
GSMS 2013-GC10	Wells Fargo Bank, National Association
WFRBS 2013-C13	Wells Fargo Bank, National Association
GSMS 2013-GCJ12	Wells Fargo Bank, National Association
WFRBS 2013-C14	Wells Fargo Bank, National Association
WFCMT 2013-LC12	Wells Fargo Bank, National Association
GSMS 2013-GCJ14	Wells Fargo Bank, National Association
WFRBS 2013-C16	Wells Fargo Bank, National Association
CGCMT 2013-GC15	Wells Fargo Bank, National Association
MSBAM 2013-C12	Wells Fargo Bank, National Association
JPMBB 2013-C15	Wells Fargo Bank, National Association
COMM2013-CCRE12	Wells Fargo Bank, National Association
WFRBS 2013-C17	Wells Fargo Bank, National Association
JPMCC 2013-C16	Wells Fargo Bank, National Association
CGCMT 2013-GC17	Wells Fargo Bank, National Association
MSBAM 2013-C13	Wells Fargo Bank, National Association
COMM 2013CCRE13	Wells Fargo Bank, National Association
WFRBS 2013-C18	Wells Fargo Bank, National Association
JPMBB 2013-C17	Wells Fargo Bank, National Association
GSMS 2014-GC18	Wells Fargo Bank, National Association
WFRBS 2014-LC14	Wells Fargo Bank, National Association
CGCMT 2014-GC19	Wells Fargo Bank, National Association
WFRBS 2014-C19	Wells Fargo Bank, National Association
MSBAM 2014-Cl5	Wells Fargo Bank, National Association
CGCMT 2014-GC21	Wells Fargo Bank, National Association
MSBAM 2014-C16	Wells Fargo Bank, National Association
JPMCC 2014-C20	Wells Fargo Bank, National Association
GS 2014-GC22	Wells Fargo Bank, National Association
JPMBB 2014-C21	Wells Fargo Bank, National Association
MSBAM 2014-C17	Wells Fargo Bank, National Association
JPMBB 2014-C22	Wells Fargo Bank, National Association
COMM 2014-UBS5	Wells Fargo Bank, National Association
WFRBS 2014-C23	Wells Fargo Bank, National Association
JPMBB 2014-C23	Wells Fargo Bank, National Association
MSBAM 2014-C18	Wells Fargo Bank, National Association
JPMBB 2014-C24	Wells Fargo Bank, National Association
CGCMT 2014-GC25	Wells Fargo Bank, National Association
COMM2014-CCRE20	Wells Fargo Bank, National Association
WFRBS 2014-C24	Wells Fargo Bank, National Association
JPMBB 2014-C25	Wells Fargo Bank, National Association
GSMS 2014-GC26	Wells Fargo Bank, National Association
WFRBS 2014-C25	Wells Fargo Bank, National Association
MSBAM 2014-C19	Wells Fargo Bank, National Association
CGCMT 2015-GC27	Wells Fargo Bank, National Association
WFCM 2015-C26	Wells Fargo Bank, National Association
GSMS 2015-GC28	Wells Fargo Bank, National Association
WFCM 2015-C27	Wells Fargo Bank, National Association
WFCM 2015-LC20	Wells Fargo Bank, National Association
COMM2015-CCRE22	Wells Fargo Bank, National Association
MSBAM 2015-C22	Wells Fargo Bank, National Association
JPMBB 2015-C28	Wells Fargo Bank, National Association
CSAIL 2015-C2	Wells Fargo Bank, National Association
WFCM 2015-C29	Wells Fargo Bank, National Association
JPMBB 2015-C29	Wells Fargo Bank, National Association
WFCM 2015-NXS2	Wells Fargo Bank, National Association
JPMBB 2015-C30	Wells Fargo Bank, National Association
MSBAM 2015-C24	Wells Fargo Bank, National Association
COMM2015-CCRE24	Wells Fargo Bank, National Association
COMM2015-CCRE25	Wells Fargo Bank, National Association
WFCM 2015-LC22	Wells Fargo Bank, National Association
JPMBB 2015-C32	Wells Fargo Bank, National Association
MSBAM 2015-C25	Wells Fargo Bank, National Association
GSMS 2015-GC34	Wells Fargo Bank, National Association
COMM 2015-LC23	Wells Fargo Bank, National Association
MSBAM 2015-C27	Wells Fargo Bank, National Association
CSAIL 2015-C4	Wells Fargo Bank, National Association
WFCM 2015-P2	Wells Fargo Bank, National Association
JPMCC 2015-JP1	Wells Fargo Bank, National Association